UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     June 21, 2006
NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01
On June 21, 2006, NRG Energy, Inc., or NRG, issued a press release announcing comprehensive repowering initiatives. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent NRG specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 21, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W.J. O'BRIEN
Timothy W. J. O'Brien
Vice President and General Counsel

Dated: June 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 21, 2006